UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2009

VELOCITY EXPRESS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28452	87-0355929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Morningside Drive North Bldg. B, Suite 300 Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (203) 349-4160

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Velocity Express Corporation (the “Company”) received a copy of a letter dated June 29, 2009 addressed to Wilmington Trust Company, as trustee (the "Trustee") for the holders (the “Noteholders”) of the Company’s Senior Secured Notes (the “Senior Notes”).  The letter was from Burdale Capital Finance, the Company’s senior secured lender pursuant to a Loan and Security Agreement for a revolving line of credit dated as of March 13, 2009 (the "Loan Agreement").

The letter was a Senior Default Notice/Payment Blockage Notice ("Notice").  Pursuant to the letter, Burdale notified the Trustee that certain Senior Covenant Defaults existed under its Loan Agreement with the Company, including defaults with respect to delivery of financial statements and with respect to minimum liquidity.  The Notice also indicated that the Company was projecting defaults in its maximum fixed charge coverage ratio, including defaults which would be caused by the Company making the June 30, 2009 interest payment due to the Noteholders.  Burdale provided notice that pursuant to the terms of the Intercreditor Agreement between itself and the Trustee, the Company was not authorized to make, and the Trustee was not authorized to retain, a payment with respect to the Notes, including without limitation, the interest payment due June 30, 2009.  Such payment blockage was stated to be in effect until the earliest to occur of (a) the waiver of all existing defaults, (b) the repayment of the senior indebtedness to Burdale in full, or (c) the passage of 180 days from the date of the Notice.

On July 2, 2009, the Company received a letter from Burdale in which Burdale gave the Company notice of defaults relating to its minimum fixed charge coverage ratio, minimum liquidity, delivery of timely financial information, and failure to make the June 30, 2009 interest payment due to the holders of the Senior Notes.  Burdale stated that it is not currently exercising any of the rights and remedies available to it under the Loan Agreement by reason of such defaults, but that it and reserved all of its rights to take action with respect to such defaults in the future.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to its new senior financing.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements include statements such as whether Burdale or the Noteholders will take any action with respect to the defaults described above, and represent the management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELOCITY EXPRESS CORPORATION

By:	/s/ Edward W. Stone
Name:	Edward W. Stone
Title:	Chief Financial Officer

Date: July 2, 2009